SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          DATE OF REPORT: March 19, 2002

                                JORE CORPORATION

                000-26889                         81-0465233
        (Commission File Number)        (IRS Employer Identification No.)

                              A Montana Corporation

                     45000 Highway 93 South, Ronan, MT 59864

                                  406/676-4900

Item 5.  Other Events

DECEMBER 2015 REPORT
---------------------
On March 15, 2002 Jore Corporation filed its financial report (Form 2015) with the U.S. Bankruptcy Court in the District of Montana. This Form 2015 financial report, and required exhibits, is included herein.

PERKINS COIE LLP
Bruce G. ManIntyre
Alan D. Smith
1201 Third Avenue, Suite 4800
Seattle, Washington 98101-3099
(206) 583-8888
(Counsel for Debtor)


                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF MONTANA

In re
                                                             No. 01-31609-11
JORE CORPORATION, a.k.a. JB Tool, LLC,
 a.k.a. Jore, Inc.,

                           Debtor.                         [No Hearing Required]

Taxpayer ID No.  81-0465223
--------------------------------------

                                FINANCIAL REPORT

Jore Corporation, the debtor-in-possession in this case, hereby submits its Comparative Balance Sheet, Comparative Income Statement, Summary of Disbursements, Statement(s) of Cash Receipts and Disbursements, Statement of Aged Receivables, Statement of Aged Post-Petition Payables and Statement of Operations for the period ending February 28, 2002, in accordance with Rule 2015(b) of the Local Rules of this Court. Copies of this report have been served via first class mail, postage prepaid, or via email, to the parties listed on the attached affidavit of service.

DATED this 15th day of March, 2002.

                                PERKINS COIE LLP


                                           By     /s/  Bruce G. MacIntyre
                                              ----------------------------------
                                              Alan D. Smith, WSBA # 24964
                                              Bruce G. MacIntyre, WSBA # 18984
                                              Adriana Rodriguez, WSBA # 30785
                                          Attorneys for Jore Corporation, Debtor

                                                              UST-10 COVER SHEET
                          MONTHLY FINANCIAL REPORT FOR
                         CORPORATE OR PARTNERSHIP DEBTOR

Case No:  01-31609-11                        Report Month/Year February 28, 2002
Debtor:   Jore Corporation

Instructions: The debtor's monthly financial report shall include a cover sheet signed by the debtor and all UST forms and supporting documents. Exceptions, if allowed, are noted in the checklist below. Failure to comply with the reporting requirements of Local Bankruptcy Rule 2015-2(a), or the U.S. Trustee's reporting requirements, is cause for conversion or dismissal of the case.

The debtor submits the following with this monthly financial report:   Yes    No

UST-12  Comparative  Balance Sheet, or debtor's  balance sheet.        Yes
The debtor's balance sheet, if used, shall include a breakdown of pre-petition and post-petition liabilities. The breakdown may be provided as a separate attachment to the debtor's balance sheet.

UST-13  Comparative Income Statement, or debtor's income statement.    Yes

UST-14  Summary of Disbursements                                       Yes

UST-14 Statement(s) of Cash Receipts and Disbursements                 Yes
A continuation sheet shall be completed for each bank account or other source of funds and shall include a monthly bank statement and all supporting documents described in the instructions.

UST-15 Statement of Aged Receivables                                   Yes
A detailed accounting of aged receivables shall be provided on, or in an attachment to, UST-15.

UST-16 Statement of Aged Post-Petition Payables                        Yes
A detailed accounting of aged post-petition payables shall be provided on, or in an attachment to UST-16.

UST-17 Statement of Operations                                         Yes
When applicable, UST-17 shall include supporting documents such as an escrow statement for the sale of real property, an auctioneer's report for property sold at auction, or a certificate of insurance or copy of debtor's bond for any change in insurance or bond coverage.

DEBTOR'S CERTIFICATION I certify under penalty of perjury that the information contained in this monthly financial report are complete, true, and accurate to the best of my knowledge, information, and belief.

Debtor's Signature:  \s\ Kelly Grove                        Date: March 15, 2002

The debtor, or trustee, if appointed, must sign the monthly financial report. Only an officer or director has authority to sign a financial report for a corporate debtor and only a general partner has authority to sign a financial report for a partnership debtor. Debtor's counsel may not sign a financial report for the debtor.

Jore Corporation                   Case Number:               01-31609-11
BALANCE SHEET                      Rule 2015 Report for the Month and Year
For the Periods Indicated          of: February 28, 2002     February 28, 2002


                                                        February 28, 2002
ASSETS

Current assets:
      Cash equivalents and investments                          ($361,502)
      Accounts receivable, net of allowances                    4,614,556
      Shareholder notes receivable, net of reserves               359,882
      Inventory , net                                          11,110,318
      Other current assets                                      2,946,860
                                                        ------------------

        Total current assets                                  $18,670,114
                                                        ------------------

    Property, plant and equipment, net                         71,114,208
    Intangibles and other long-term assets, net                   833,317
                                                        ------------------

              Total assets                                    $90,617,639
                                                        ==================

LIABILITIES & SHAREHOLDERS' EQUITY

    Current liabilities:
    Post Petition:
      Operating Line of Credit                                 29,455,258
      Accounts Payable Post Petition                            1,723,063
      Accrued Expenses Post Petition                            3,093,389
      Accrued Payroll & Other Post Petition                        76,664
      Accrued Vacation & Personal Leave Post Petition             103,682

    Pre-petition:
      Accounts Payable Pre Petition                             9,673,288
      Accrued Expenses Pre Petition                             1,778,685
      Accrued Payroll & Other Pre Petition                        444,110
      Accrued Vacation & Personal Leave Pre Petition              439,796
      Notes Payable                                               250,000
      Shareholder Note Payable                                    353,446

                                                        ------------------

        Total Current Liabilities                              47,391,382
                                                        ------------------

    Long-term Debt                                             43,781,859
    Deferred Income Tax Liabilities                             1,533,332
                                                        ------------------

              Total Liabilities                                92,706,573
                                                        ------------------

    Shareholders' Equity
    Common Stock                                               41,337,319
    Deferred Compensation - Stock Options                         (22,171)
    Deferred Benefits Expense                                     (56,680)
    Retained Earnings                                         (43,347,402)
                                                        ------------------

        Total Shareholders' Equity                             (2,088,934)

                                                        ------------------

              Total Liabilities & Shareholders' Equity        $90,617,639
                                                        ==================

Jore Corporation                                        01-31609-11
INCOME STATEMENT
For the Periods Indicated                              February, 2002


                                            February-02    Bankruptcy To Date
Revenues
Gross Sales                                 $3,578,317         $51,004,605
Sales Returns, Allow, Disc, Adj               (195,340)        ($2,767,216)
                                      -------------------------------------

Total Net Revenues                           3,382,977          48,237,389

Cost of Sales
Material @ Standard                          1,259,767         $20,048,419
Labor @ Standard                               383,339          $6,767,447
Overhead @ Standard                            116,615          $5,047,446
Product roll-out costs                           4,809             $82,797
Over/under applied variances                 1,288,169          $5,504,625
Purchase price variance                        (15,870)        ($1,085,558)
Freight                                         83,126          $1,372,302
Shipping & DC Costs                             45,926            $615,017
Assignment Fees                                  3,736             $12,467
                                      -------------------------------------

Total Cost of Sales                          3,169,617         $38,364,964
                                      -------------------------------------

Gross Profit                                   213,360           9,872,425

Operating Expenses
General & Administrative                       231,536          $4,237,317
Sales & Marketing                              431,638          $6,858,290
Product Development                              7,306            $244,739
                                      -------------------------------------

Total Operating Expenses                       670,480         $11,340,345
                                      -------------------------------------

Operating Income / (Loss)                     (457,120)         (1,467,920)

Other (Income) Expenses
Interest Expense                               215,966          $2,667,487
Other Expenses                                    (622)           ($17,713)
Loss on Disposal of Fixed Asset                      -            ($43,309)
                                      -------------------------------------

Total Other (Income) Expense                   215,344          $2,606,465

Non-Recurring Expenses
Bankruptcy Admin                               181,333          $3,750,648
Other Expense - Nonrecurring                     3,064         $17,189,818
                                      -------------------------------------

Total Non-Recurring Expenses                   184,397         $20,940,466

                                      -------------------------------------
Income before Taxes                           (856,861)       ($25,014,851)

Provision for Income Taxes                           0                   0
                                      -------------------------------------
Net Income (Loss)                             (856,861)        (25,014,851)
                                      =====================================

 UST-14 Summary of Disbursements        Case Number:   01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:            February, 2002

 Statement of Cash Receipts and Disbursements

                                        Account Name:  Jore Corporation DIP
                                                      ----------------------
                                                      Summary of All Accounts

February, 2002

Operating DIP Accounts                                                                                     Transfer from
----------------------------------------
Account Name                            Account #        Beginning Balan Cash Receipts  Cash Disbursements Line of Credit
-----------------------------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603        (490,282.79)             -     (1,370,210.29)     1,724,297.61
Self-funded Health Insurance Account    5130002180         (102,777.62)             -        (90,712.43)       123,277.52
Bancontrol Account                      003-0082267       1,215,216.26   3,049,564.69                 -     (4,543,552.59)
Lock Box Account                        5130001216                   -   2,220,533.19                 -     (1,751,567.19)
Payroll Account                         5130001935          197,323.98              -       (674,842.29)       399,104.52
Ronan State Bank Investments            CD 15767 & 15374    131,240.85              -
Whitefish Credit Union                  817452                       -              -                 -                 -
Wells Fargo Imprest                     2015068521            3,891.06              -                 -                 -
                                                         --------------------------------------------------------------------
Total Cash Accounts                                         954,611.74   5,270,097.88     (2,135,765.01)    (4,048,440.13)
                                                         ====================================================================



Operating DIP Accounts                                   Transfers between                  Ending Balance
----------------------------------------
Account Name                            Account #        Accounts        Book Adjustment      Per Books
------------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603                  -    (312,724.23)          (448,919.70)
Self-funded Health Insurance Account    5130002180                   -       8,995.30            (61,217.23)
Bancontrol Account                      003-0082267         468,966.00     (32,222.79)           157,971.57
Lock Box Account                        5130001216         (468,966.00)             -                     -
Payroll Account                         5130001935                   -     (66,055.10)          (144,468.89)
Ronan State Bank Investments            CD 15767 & 15374             -                           131,240.85
Whitefish Credit Union                  817452                       -              -                     -
Wells Fargo Imprest                     2015068521                   -              -              3,891.06
                                                         ---------------------------------------------------
Total Cash Accounts                                                  -    (402,006.82)          (361,502.34)
                                                         ===================================================

UST-14 Summary of Disbursements      Case Number:   01-31609-11
Continued                            Rule 2015 Report for the Month and Year
                                     of:            February, 2002


                                     Account Name:  Jore Corporation DIP
                                                   Summary of All Accounts

Payments on Pre-Petition Unsecured Debt (requires court approval)

Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month on pre-petition unsecured debt? Yes ___ No_X_ If yes, list each payment.

Payee's name Nature of payment Payment datePayment amount Date of court approval
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Payments to Attorneys and Other Professionals (requires court approval)

Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to a professional such as an attorney, accountant, realtor, appraiser, auctioneer, business consultant, or other professional person? Yes __ No _X__ If yes, list each payment.

Payee's name Nature of payment Payment datePayment amount Date of court approval
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Payments to an Officer, Director, Partner, or Other Insider of the Debtor

Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to an officer, director, partner, or other insider of the debtor? Yes X___ No ___ if yes, list each payment.

Payee's name Nature of payment Payment datePayment amount Date of court approval
--------------------------------------------------------------------------------
Employees held priority claims for vacation earned in the 90 days prior to fil2/1/02The De81,745.00rFirsteDayhOrdersire amount as pre-petition. The employee's were allowed to take this amount up through January of 2002. This is the amount now adjusted as expensed that has been taken by the employees. These amounts were excluded from claims.

 UST - 14, Continuation Sheet         Case Number:    Case Number:
                                      Rule 2015 Report for the Month and Year
                                      of:             February, 2002

 Statement of Cash Receipts and Disbursements

                                      Account Name:   Jore Corporation
                                                     DIP Operating Account
                                      Account Number:495-0029603
                                      Depository:    Wells Fargo

                        Cash Receipts

 Date                   Source                 $ Amount        Balance
 -------------------------------------------------------------------------------
          Beginning Cash Balance                              (490,282.79)
                                              ----------------------------------
          Total Cash Receipts                                          -

                        Cash Disbursements

 Date     Check #       Payee                  $ Amount
 -------------------------------------------------------------------------------

                                              ----------------------------------
          Total Disbursements                   (1,370,210.29)

          Transfers from Line of Credit
          Transfers from Line of Credit          1,724,297.61

                                              ----------------------------------
          Total Transfers From Line of Credit    1,724,297.61

          Transfers Between Accounts
                                              ----------------------------------
          Total Transfers Between Accounts                  -

          Book Adjustments
                                                             -------------------
          Book Adjustments                                          (312,724.23)

          Ending Book Balance                                       (448,919.70)
                                                             ===================
          Bank Adjustments
                                                             -------------------
                                                                     296,581.19

 Balance in DIP Operating Account per 02/28/02                      (152,338.51)
 Bank Statement                                                    =============

          Attach Copy of Current Months Bank Statement                      0.00

 UST - 14, Continuation Sheet            Case Number: Case Number:
                                         Rule 2015 Report for the Month and Year
                                         of:         February, 2002

 Statement of Cash Receipts and Disbursements

                                         Account Name:Jore Corporation
                                                    Self-funded Health Insurance
                                         Account Number: 5130002180
                                         Depository: Wells Fargo

                    Cash Receipts

Date     Source     Description                             $ Amount     Balance
--------------------------------------------------------------------------------
         Beginning Cash Balance                                     (102,777.62)

                                                         -----------------------
         Total Cash Receipts                                     -
                    Cash Disbursements

Date     Check #    Payee     Description                   $ Amount
--------------------------------------------------------------------------------
      Various   Release of Group of Checks                  (312.80)
      Various   Release of Group of Checks               (72,560.81)
      Various   Release of Group of Checks             $ (16,190.63)
                                                        $ (1,648.19)
                                                       -------------------------
         Total Disbursements                             (90,712.43)
         Transfers
         Transfers from Line of Credit                   123,277.52
                                                       ------------------------
         Total Transfers                                 123,277.52

         Transfers Between Accounts
                                                       ------------------------
         Total Transfers Between Accounts                         -

         Book Adjustments

         rvs 1/18 check run posted twice                  8,995.30
                                                       ------------
         Total Book Adjustments                           8,995.30

         Ending Book Balance                                         (61,217.23)
                                                                   =============
Bank Adjustments                                                      61,217.23
                                                                    ------------
Balance in Self-funded Health Insurance Acct per                           0.00
 02/28/02 Bank Statement                                           =============
         Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:    01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:            February, 2002

 Statement of Cash Receipts and Disbursements

                                         Account Name:   Jore Corporation
                                                        Bancontrol Account
                                         Account Number:003-0082267
                                         Depository:    Wells Fargo

        Cash Receipts

Date    Source       Description                       $ Amount        Balance
--------------------------------------------------------------------------------
          Beginning Cash Balance                                    1,215,216.26

          Total A/R Trade Cash Recipts              3,027,545.83
          Total Other Cash Receipts                    22,018.86

                                                    ----------------------------
          Total Cash Receipts                       3,049,564.69

                       Cash Disbursements

Date  Check #  Payee Description                       $ Amount
--------------------------------------------------------------------------------

                                                    ----------------------------
          Total Disbursements                                 -

          Transfers
          Transfers to Line of Credit               (4,543,552.59)
                                                    ----------------------------
          Total Transfers                           (4,543,552.59)

          Transfers Between Accounts
          Zero Balance Account Transfer                468,966.00
          from 5130001216

                                                    ----------------------------
          Total Transfers Between Accounts             468,966.00

          Book Adjustments

   stop pymt - chuck lucy                                 (180.23)
   record jan wire out of lockbox, not dip account     (32,042.56)
                                                       ------------
          Total Book Adjustments                       (32,222.79)

          Ending Book Balance                                         157,971.57
                                                                  ==============


Jan zba trx to lockbox                                                   (45.00)
Transfers not made to lockbox due to cash collateral order.         (137,329.03)
correction to feb sweeps                                              30,552.06

                                                                  --------------
Balance in Bancontrol Account per 02/28/02 Bank Statement              51,149.60
                                                                  ==============

          Attach Copy of Current Months Bank Statement                      0.00

 UST - 14, Continuation Sheet          Case Number:   01-31609-11
                                       Rule 2015 Report for the Month and Year
                                       of:           February, 2002

 Statement of Cash Receipts and Disbursements

                                       Account Name:  Jore Corporation
                                                     Lock Box Account
                                       Account Number5130001216
                                       Depository:   Wells Fargo

                              Cash Receipts

Date Source               Description                   $ Amount       Balance
--------------------------------------------------------------------------------
            Beginning Cash Balance                                          -

            Total A/R Trade Cash Recipts               2,220,533.19

                                                     ---------------------------
            Total Cash Receipts                        2,220,533.19

                              Cash Disbursements

Date    Check #   Payee      Description                $ Amount
--------------------------------------------------------------------------------

                                                     ---------------------------
            Total Disbursements                                  -

            Transfers
                       Sweep to Line of Credit       (1,751,567.19)

                                                     ---------------------------
            Total Transfers                          (1,751,567.19)

            Transfers Between Accounts
Zero Balance Account Transfer to 30082267              (468,966.00)

                                                     ---------------------------
            Total Transfers Between Accounts           (468,966.00)

            Book Adjustments

                                                     ---------------
            Total Book Adjustments                               -

                                                                    ------------
            Ending Book Balance                                             0.00
                                                                    ============
Bank Adjustments

                                                                    ------------
Balance in Lock Box Account per 02/28/02 Bank Statement                    0.00
                                                                    ============
           Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          February, 2002

 Statement of Cash Receipts and Disbursements

                                         Account Name: Jore Corporation
                                                       Payroll Account
                                         Account Number:5130001935
                                         Depository:  Wells Fargo

                       Cash Receipts

Date   Source  Description                          $ Amount             Balance
--------------------------------------------------------------------------------
          Beginning Cash Balance                                      197,323.98

                                                    ----------------------------
          Total Cash Receipts                             -

                       Cash Disbursements

Date      Check #      Payee     Description       $ Amount
--------------------------------------------------------------------------------
                       Checks                      (671,596.44)
                       adp fees                      (3,245.85)

                                                    ----------------------------
          Total Disbursements                      (674,842.29)

          Transfers
          Transfers from Line of Credit             399,104.52

                                                    ----------------------------
          Total Transfers                           399,104.52

          Transfers Between Accounts

                                                    ----------------------------
          Total Transfers Between Accounts                -

          Book Adjustments
          Total Book Adjustments                   (66,055.10)

          Ending Book Balance                                       (144,468.89)
                                                             ===================

          Total Bank Adjustments                                     (18,017.97)
                                                             -------------------

Balance in Payroll Account per 02/28/02 Bank Statement              (162,486.86)
                                                             ===================

          Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          February, 2002

 Statement of Cash Receipts and Disbursements

                                         Account Name: Jore Corporation
                                                       RSB Investments
                                         Account Number:CD 15767 & 15374
                                         Depository:  Wells Fargo

                           Cash Receipts

 Date Source  Description                          $ Amount             Balance
 -------------------------------------------------------------------------------
          Beginning Cash Balance                                     131,240.85

                                                   -----------------------------

                      Cash Disbursements

 Date  Check #  Payee     Description             $ Amount
 -------------------------------------------------------------------------------

                                                  ------------------------------
          Total Disbursements                             -

          Transfers

                                                  ------------------------------
          Total Transfers                                 -

          Transfers Between Accounts

                                                  ------------------------------
          Total Transfers Between Accounts                -

          Book Adjustments

                                                  -------------
          Total Book Adjustments                          -

          Ending Book Balance                                        131,240.85
                                                              ==================

          Interest recorded by bank                                      645.05
                                                                              -
                                                              ------------------
 Balance in Ronan State Bank Investments Account per
 02/28/02 Bank Statement                                             131,885.90
                                                              ==================

          Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          February, 2002

 Statement of Cash Receipts and Disbursements

                                          Account Name: Jore Corporation
                                                        Wisconsin Imprest
                                          Account Number:2015068521
                                          Depository:  Wells Fargo

                           Cash Receipts

 Date   Source    Description                         $ Amount          Balance
 -------------------------------------------------------------------------------
          Beginning Cash Balance                                       3,891.06

                                                      --------------------------
          Total Cash Receipts                               -

                      Cash Disbursements

 Date     Check #     Payee      Description          $ Amount
 -------------------------------------------------------------------------------
                      Various

                                                     ---------------------------
          Total Disbursements                               -

          Transfers

                                                     ---------------------------
          Total Transfers                                   -

          Transfers Between Accounts
          Wire Transfer from Jore General Account

                                                     ---------------------------
          Total Transfers Between Accounts                  -

          Book Adjustments

                                                     ---------
          Total Book Adjustments                            -

          Ending Book Balance                                          3,891.06
                                                                  ==============

          Total Bank Adjustments

 Balance in Petty Cash Account per 02/28/02 Bank Statement              3,891.06
                                                                   =============

          Attach Copy of Current Months Bank Statement

                                   Case Number:  01-31609-11
                                   Rule 2015 Report for the Month and Year
                                   of:                         Feb-02

                      UST-15, Statement of Aged Receivables


Total Due     (0-30 Days) (31-60 Days)  (61-90 Days) (91 & Over)  Amount Not
                                                                 Collectable
Post-Petition Receivables

$4,928,490.51 $334,737.03 ($266,635.88) $354,979.18  $243,975.57    $0.00

Pre-Petition Receivables

--------------------------------------------------------------------------------
  $22,628.37       $0.00                                             $35,035.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$4,951,118.88  $334,737.03  ($266,635.88)  $354,979.18  $243,975.57  $35,035.00
================================================================================

Accounts Receivable Reconciliation

1. Opening Balance                    1/31/02                $5,967,920.12

2. Sales on Account this Month                               $3,572,484.78

   2a.  Adjustments                                           ($874,790.33)
                                                             --------------

3. Balance (add lines 1, 2, & 2a)     2/28/02                $8,665,614.57
                                                             --------------

4. Amounts Collected on Receivables                          ($3,070,001.09)

                                                             --------------
5. Closing Balance      2/28/02                              $5,595,613.48
                                                             ==============

 Reserved for Uncollectible accounts                          ($142,252.63)

 Reserved for Sales Alllowance, Returns,                      ($838,804.80)
  Promo accounts
                                                             --------------

                   Per Balance Sheet                2/28/02  $4,614,556.05
                                                             ==============


Explain what efforts the debtor made during this reporting month to collect receivables over 60 days past due?

1. Contacted customers that required additional proof of delivery on payments past due which were provided to get payments scheduled. Customers have paid on some of these and they are looking at the remainder should be receiving payments soon. This has been normal course of business with some of the larger retailers the Company sells to.

2. The collectables are being reviewed on a weekly basis. Adjustments will be made when payments are received.

Does the debtor have any accounts receivable due from an officer, director, partner, or other insider of the debtor?

On the Balance sheet in a separate line item there are Notes Receivable from Shareholders. The totals are not reflected in the above A/R aging.

                                       Case Number:       01-31609-11
                                       Rule 2015 Report for the Month and Year
                                       of:               February, 2002

                  UST-16, Statement of Post Petition Payables
                                 Part A - Taxes

Type of tax          (1) Unpaid post-     (2) Post-petition  (3) Post-petition  (4)Unpaid post-
                      petition taxes      taxes accrued this   tax payments made taxes at end of
                      from prior          month (new            this reporting   reporting month
                      reporting month     obligations)           month
-------------------------------------------------------------------------------------------------
Federal Taxes
Employee withholding taxes       81.50         18,047.62            641.85          17,487.27
FICA/Medicare-Employee       12,842.56         14,567.10         25,589.44           1,820.22
FICA/Medicare-Employer           47.84          1,772.38                             1,820.22
Unemployment                  4,712.61            610.81                             5,323.42
                                                                                            -
State Taxes                                                                                 -
All States                  (19,497.31)        37,259.73         12,794.72           4,967.70
State Unemployment           23,201.02          1,606.59          6,400.00          18,407.61

                                                                           -------------------
                                       Total Unpaid Post-Petition Taxes              $ 49,826
                                                                           ===================

                                      Case Number:    01-31609-11
                                      Rule 2015 Report for the Month and Year
                                      of:             February, 2002

                   UST-16, Statement of Postpetition Payables
                             Part B - Other Payables


Reconciliation of Post-Petition Payables (excluding taxes and professional fees)

    1. Closing balance from prior month                        $1,466,787.85

    2 New payables added 2/01/02 thru 2/28/02                  $1,729,900.43

    3 Less payments made 2/01/02 thru 2/28/02                 ($1,473,625.58)

    4 Balance for aging as of 2/28/02                          $1,723,062.70

Statement of Postpetition Payments on Executory Contracts & Leases
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Entity Paid                        Total amount of  Total amount of   Total Post
                                   payments due     payments made     petition
                                                                     delinquency
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BLACKFOOT COMMUNICATIONS                       $ -          $ -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
C&C LAND                                       $ -          $ -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CANADIAN DETAILING                      $ 1,235.47   $ 1,235.47
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MISSION VALLEY POWER                   $ 34,000.20  $ 34,000.20
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MISSOULA ELECTRIC COOPERATIVE           $ 1,753.52   $ 1,753.52
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MONTANA POWER COMPANY                   $ 1,835.49   $ 1,835.49
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROFESSIONAL RETAIL MERCHANDISE        $ 15,915.60  $ 15,915.60
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ROBERT SCHRODER                                $ -          $ -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SCOTTDALE RETAIL SERVICES               $ 7,111.32   $ 7,111.32
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VERIZON NORTH                             $ 337.13     $ 337.13
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOBROW PALUMBO                         $ 13,618.10  $ 13,618.10
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total                                  $ 75,806.83  $ 75,806.83           $0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   UST-16, Statement of Postpetition Payables
                      Part C - Estimated Professional Fees

Schedule  of  Payments  to  Professionals  (Attorney,   accountant,   appraiser,
consultant, etc) February 28, 2002

Type of Professional             Amount of      Fees & expenses  Fees & expenses  Total fees and
                                 retainer (if   from prior       added this       expenses at
                                 applicable)    months           month            month end
----------------------------------------------------------------------------------------------
Perkins Coie (Debtor Attorney)            -       1,712,774         (172,689)     1,540,085
Glass & Associates (Management Consultants-       1,133,669          159,503      1,293,172
Dye & Moe (Debtor Attorney)                          57,011           10,727         67,738
US Trustee                                           54,692          (25,275)        29,417
Trustee's Council                         -               -                               -
Shulkin (Creditors' Committee  Council)   -          90,103           54,494        144,597
Creditors' Committee other professional   -           2,830           60,893         63,723
Christensen Connor Johnson                          284,039          (74,848)       209,192
Hilco Appraisal Services                             61,430           (7,797)        53,633
Wells Fargo                                         171,786          177,306        349,092
                         -------------------------------------------------------------------
                                        $ -     $ 3,568,334        $ 182,314    $ 3,750,648
                         ===================================================================

Reference Court order dated 6/28/01 allowing interim billings of 80% of professional fees and 100% of expenses.

Professional fees accrued in each month are based upon estimates and may be different than actual fees and expenses. Estimates will be adjusted to actuals upon receipt of invoices.

                                      Case Number:      01-31609-11
                                      Rule 2015 Report for the Month and Year
                                      of:              February, 2002

                         UST-17, Statement of Operations

INSTRUCTIONS: Answer each question fully and attach additional sheets if necessary to provide a complete response.

                                                                 Yes         No
                                                             -------------------

Question 1 - Sale of Debtor's  Assets.  Did the  debtor,  or                 No
another party on behalf of the debtor, sell, transfer, or otherwise dispose of any of the debtor's assets during the reporting month? Include only sales out of the ordinary course. If yes, identify each asset, date of court approval for the sale, method of disposition, and gross and net sale proceeds received. If real property was sold, attach a copy of the closing statement. If assets were sold at auction, attach a copy of the auctioneer's report.

Question 2 - Financing.  During the reporting month, did the                 No
debtor receive any funds from an outside funding source? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 3 - Insider Loans.  During the reporting month, did                 No
the debtor receive any funds from an officer, director, partner, or other insider of the debtor? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 4 -  Insurance  and Bond  Coverage.  Did the debtor                 No
renew  or  replace  any  insurance   policies   during  this
reporting month? If yes, attach a certificate of insurance for each renewal or change in coverage.

Were any of the  debtor's  insurance  policies  canceled  or                 No
otherwise terminated for any reason during the reporting month? If yes, explain.

Were any claims made during this reporting month against the                 No
debtor's bond? (Answer "No" if the debtor is not required to have a bond.) If yes, explain.

Question 5 - Personnel Changes.  Complete the following:

                                             Full-time       Part-time and Temp
Number of employees at beginning of month
February                                                 267          31
Employees added                                            0           0
Employees resigned/terminated                             -9          -3
                                             -----------------------------------
Number employees at end of month                         258          28
                                             ===================================

        Gross Monthly Payroll and Taxes                          $ 553,807
                                                             ----------------

Question 6 - Significant Events. Explain any significant new developments during the reporting month. See narrative.

Question 7 - Case Progress. Explain what progress the debtor made during the reporting month toward confirmation of a plan reorganization. See narrative.

WHERE TO FILE A MONTHLY FINANCIAL REPORT: The debtor is required to file its monthly report with the U.S. Bankruptcy Court, and to serve copies of such report on the U.S. Trustee, and on each member of any committees elected or appointed to the Bankruptcy Code and to their authorized agents.

File the original               Send a copy to each of the following:

United States Bankruptcy Court  Office of the United States Trustee
P.O. Box 689                    P.O. Box 3509
Butte, MT 59703                 Great Falls, MT 59403

                                If applicable, each member of any committees elected or appointed, and to their authorized agents.

                                Debtor's counsel.

                                                            Case No. 01-31609-11
Jore Corporation
Rule 2015 Report for the month ending February 28, 2002
Narrative Report


Sales for the month of February 2002 were $3.6 million, a 180% increase over the same period in 2001. The top three customers had dramatic increases in sales over the prior year, attributable to higher than expected sell through at the retail level. At March 14th, there were 900k on order for future sales. It is anticipated that March 2002 sales will meet or exceed the budget. The Company has already sold more this year than the prior year's 1st quarter. The Company will potentially exceed it's highest first quarter in history.

February 's gross profit was 6.0% compared to a plan of 3.9% due to higher sales volume and lower than expected fixed costs. Selling and Marketing costs were higher than budget primarily due to the higher volume of sales. Several of the costs in Selling and Marketing are directly related to sales such as commissions, brand fees, and advertising, and as sales increase, this line item will also increase. General & Administrative costs were lower than budget as most of the company's non-Bankruptcy legal needs have subsided. Operating Expenses were 18.7% of Sales versus a prior year of 39.7% and a plan of 26.5%.

Interest expense is comprised of interest on the Company's debtor-in-possession facility. The Company is not accruing interest expense on its long-term debt.

Year to Date Earnings before interest, taxes, depreciation and amortization (EBITDA) is currently at positive $584k versus a plan of negative $209k and versus a prior year of negative $700k.

Bankruptcy administration expenses include amounts paid or due to professionals, primarily legal counsel of the interested parties in Jore's bankruptcy case. The current DIP facility limits payments to professionals to $100,000. The February number includes adjustments from prior periods as a more complete analysis was performed to true up the accruals to the actual amounts.

The Debtor was unable to secure a plan of reorganization in time for the February 22nd deadline. Several motions to convert the case to a Chapter 7 were filed at that time. At the March 4, 2002 hearing the two main creditors in the case, GECC and Wells Fargo requested that they have more time to work out a plan of reorganization. It was agreed that those motions would be heard at the next scheduled court date of April 2, 2002. The Debtor continues to work with the creditors on a plan of reorganization.

(C)  Exhibits

        Exhibit Number                  Description

        99.K                            Wells Fargo Debtor In Possession Bank
                                        Statement Ending 02/28/02
        99.K                            Wells Fargo Self-Funded Insurance Bank
                                        Statement Ending 02/28/02
        99.K                            Wells Fargo Bancontrol Bank Statement
                                        ending 02/28/02
        99.K                            Wells Fargo Lockbox Bank Statement
                                        Ending 02/28/02
        99.K                            Wells Fargo Payroll Bank Statement
                                        Ending 02/28/02
        99.K                            Ronan State Bank Time Certificate
                                        Statements
        99.K                            Wells Fargo Debtor In Possesion Bank
                                        Statement - Edgerton Ending

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. JORE CORPORATION


        March 15, 2002                   By:  /s/ Kelly Grove
                                              ------------------
                                              Kelly Grove
                                              Controller